Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
MC Trio Equity Buffered ETF (TRIO)
(the “Fund”)
November 6, 2025
Supplement to the Prospectus and
Statement of Additional Information (“SAI”),
each dated February 26, 2025

Effective November 10, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as the Fund’s distributor, and all references to the Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with the Fund or its investment adviser or sub-advisers.

Please retain this Supplement with your Prospectus and SAI for future reference.